UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2006

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-51280	36-3297908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 696-6000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.         Regulation FD Disclosure.

The following information is included in this Current Report on Form 8-K as a result of Morningstar, Inc.’s policy regarding public disclosure of corporate information. Answers to additional inquiries, if any, that comply with this policy are scheduled to become available on August 4, 2006.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements.

Other factors that could materially affect actual results, levels of activity, performance, or achievements can be found in Morningstar’s other filings with the Securities and Exchange Commission, including Morningstar’s Annual Report on Form 10-K for the year ended December 31, 2005. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you read in this current report on Form 8-K reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Investor Questions and Answers: July 2006

We plan to make written responses available addressing investor questions about our business on the first Friday of every month. The following answers respond to questions received through July 3, 2006. We intend to answer as many questions as time allows, although we will not answer product support questions through this channel. We may wait to respond to a given question until the following month if we need more time to research the answer.

If you would like to submit a question, please send an e-mail to investors@morningstar.com, contact us via fax at 312-696-6009, or write to us at the following address:

Morningstar, Inc.
Investor Relations
225 West Wacker Drive
Chicago, IL 60606

Operating Margin and Expense Structure

1.                Are there any publicly traded companies that have an expense structure that your business most closely mimics? Given there is a wide variety of margin profiles in the financial information space, how should we view your intermediate-term expense goals (more like a lower-margin McGraw Hill or a higher-margin Moody’s)?

We don’t issue forecasts for our operating margin, but we can try to shed some light on this question by commenting on historical trends. In our proxy statement, we listed the following publicly traded companies as our peer group: Advent Software, Inc., FactSet Research Systems Inc., Interactive Data Corporation, The McGraw-Hill Companies, Inc., Moody’s Corporation, Reuters Group PLC, SEI Investments Company, The Thomson Corporation, and Value Line, Inc. Looking at companies in the financial information business, operating margins are typically in the 20% to 30% range. There isn’t a direct comparable to Morningstar among the firms in our industry. FactSet and Value Line are probably the closest, but even with those firms there are meaningful differences from our business.

Ibbotson Associates

2.                Can you provide us with some more detail on how your integration plans with Ibbotson are proceeding? Has it gone smoothly, what challenges have you experienced? Which of Ibbotson’s products are being introduced first and into which Morningstar platforms will this integration occur? Should there be any significant integration costs associated with these efforts?

There are challenges associated with any acquisition, but our integration of Ibbotson Associates has been progressing smoothly overall. Having similar corporate cultures has also made the integration process smoother. We’ve already completed most of the integration work from an operations perspective. We’re also finishing the process of integrating our employee benefit plans as well as merging our financial systems, subscriber databases, and other systems.

We’ve also been hiring in some key areas for Ibbotson Associates, such as consulting and product development. On a product level, we’ve merged Ibbotson’s publications business, including the Stocks, Bonds, Bills and Inflation® Yearbooks, into our Individual segment. Ibbotson’s Portfolio Strategist®, iPlan™, Components, Presentation Materials, and Training businesses are now part of our Advisor business. Ibbotson’s EnCorr software product is now included in our Data Services business, which is part of our Institutional segment.

Ibbotson’s retirement advice and investment consulting businesses have remained part of Ibbotson Associates, a registered investment advisor, and are now part of our Institutional business segment. Morningstar Associates offers similar services, but because Ibbotson Associates and Morningstar

Associates use different methodologies and platforms, we’re continuing to operate the advice and consulting businesses separately to ensure continuity for current clients. Clients of each of these subsidiaries may choose to keep their current service or select from a broader range of offerings under the combined organization.

The table below summarizes our plans for some of Ibbotson’s major products and services:

Product	Morningstar Segment	Integration Plan
SBBI Yearbooks	Individual	maintain as standalone
Cost of Capital Yearbook	Individual	maintain as standalone
Beta Book	Individual	maintain as standalone
Cost of Capital Center	Individual	maintain as standalone
Portfolio Strategist	Advisor	integrate with Principia
iPlan and Components	Advisor	integrate with Advisor Workstation product line
Financial Communications	Advisor	maintain as standalone and integrate into Principia and Advisor Workstation
Web-based and Live Training	Advisor	maintain as standalone
Ibbotson EnCorr	Institutional	integrate with Morningstar Direct
SBBI Data	Institutional	integrate with Licensed Data product line
Investment Consulting	Institutional	maintain as standalone (Ibbotson Associates)
Advice by Ibbotson	Institutional	maintain as standalone (Ibbotson Associates)

For Ibbotson’s iPlan, we’re planning to incorporate many of the existing methodologies, adding a new workflow and user interface to transition this product to our Advisor Workstation platform. We’ve already made significant progress with this transition and expect to incorporate iPlan into the Workstation lineup as the “Portfolio Builder” over the next six months or so.

We’re in the early stages of reworking Portfolio Strategist to become part of our Principia lineup and expect to offer this as a separate Principia module in the first half of 2007. In the meantime, we’ve bundled together several of the existing product offerings within Portfolio Strategist and streamlined pricing, and we’re actively selling this product through our inside sales organization.

We’ve also started the process of transitioning EnCorr to become part of Morningstar Direct, although we expect this to be a longer-term initiative. We plan to tackle this project in several phases, first adding some of EnCorr’s asset allocation tools and functionality to Direct and gradually adding other functionality. In the meantime, we plan to continue offering EnCorr to institutional clients. We’ve also started to consolidate pricing for this product and have streamlined some processes for data production.

For Ibbotson’s remaining products and services, we’ve been working on updating programming code, streamlining pricing by focusing more on bundled product offerings, and incorporating production processes into our existing operations. We’ve also started to work on automating production processes for print products such as the annual yearbooks.

Ibbotson’s products have already made meaningful contributions to our operations, and in some cases have helped jump-start development on some ongoing projects. We don’t expect to incur significant costs related to the integration process.

3.                What type of growth plans do you anticipate for Ibbotson? Are their products like yours in that it would be reasonable to expect 20-30% growth rates? Do you view their products as being early in the lifecycles or later in their lifecycle?

We don’t share anticipated growth rates for any of our products and services, but you can refer to the pro forma consolidated and Ibbotson stand-alone financials we included in our 8-K filing on May 12, 2006, to get more insight on Ibbotson’s previous growth rates. As far as where the products are in their life cycles, it really depends—some products such as Advice by Ibbotson and Investment Consulting are earlier in the product life cycle and rapidly growing, while other areas, such as print, software, financial communications, and data, are more mature. We hope to grow Ibbotson products that have had lower growth rates by incorporating them into our offerings and providing greater sales support.

International Operations

4.                With regard to your disappointing international operations, how much of your future progress in international markets rely on a change in market structure versus simply changing your products and services?

While we were disappointed our non-U.S. revenue did not grow as rapidly in 2005 as our U.S. revenue, we still believe we are making good progress internationally and remain excited about our opportunities outside the United States. We think there’s significant growth potential in non-U.S. markets and expect our non-U.S. revenue as a percentage of our overall revenue to increase over time.

Our operations outside of the United States are growing and increasing their importance to the investment landscape in their respective regions. Additionally, our non-U.S. database and investment knowledge has helped meet the needs of our U.S. clients who also operate outside of the United States.

In our opinion, there’s plenty of green field we haven’t penetrated outside of the United States, particularly in the advisor and institutional markets. We don’t believe that progress in these areas requires changes in the market structure or making major alterations to our products and services. Instead, we’re expanding our marketing efforts for the products and services we’ve already developed, focusing on products such as Morningstar Direct, Investment Consulting, and Morningstar Advisor Workstation.

Longer-term, we believe that expanding our operations to reach an audience of individual investors outside of the United States depends on some changes in market structure, namely the growth of a more widespread investor culture. Currently, we generate all of our international revenue from our Advisor and Institutional segments, as opposed to our Individual segment. Over time, we expect more markets around the world to develop sizable individual investor audiences, allowing us to sell products such as Premium Membership service to individual investors outside of the United States. We think some key developments to watch for will be the growth of a more widespread investor/ownership culture, along with greater investor sophistication and demand for independent investment research. After these developments happen, we would look to roll out additional products and services tailored to individual investors outside of the United States.

Fee-Based Revenue

5.                What % of your business is fee-based versus a year ago? Can you provide more details on the business lines that are more fee-based in nature?

There are three main areas of our business with fee-based revenue: Morningstar Managed Portfolios, managed retirement accounts (including Morningstar Retirement Manager and Advice by Ibbotson), and Investment Consulting.

Morningstar Managed Portfolios is a fee-based discretionary investment management program that includes a series of mutual fund and exchange-traded fund portfolios tailored to meet specific investment time horizons and risk levels. All of the revenue for Morningstar Managed Portfolios is asset-based. This program is only available through financial advisors. We offer the Morningstar Managed Portfolios service through Morningstar Investment Services, a registered investment advisor and broker-dealer. We charge the client an asset-based advisory fee, calculated quarterly as a percentage of client assets under management. The specific fees vary depending on the services provided.

Our managed retirement accounts are part of the suite of services offered through our retirement advice platform. We offer managed retirement accounts through Morningstar Associates, LLC, a registered investment advisor, and Ibbotson Associates, also a registered investment advisor. These managed accounts are designed for retirement plan participants (employees) who want to have their retirement portfolios professionally managed. We offer these accounts primarily through retirement plan providers—typically third-party asset management companies or companies that offer administrative services to 401(k) plans and other retirement plans. In both areas, we charge asset-based fees that are deducted from participant portfolios before calculating net total returns. The specific management fees vary depending on the level of service provided. We also charge a minimum annual fee for some of the retirement accounts.

We offer Investment Consulting services through Morningstar Associates and Ibbotson Associates. We receive asset-based fees for agreements in which we act as a portfolio construction manager for funds of funds in the mutual-fund and variable-annuity markets.

While we haven’t released a specific revenue breakdown from asset-based fees, this area has increased both in dollar terms and as a percentage of total revenue because of growth in the three business lines mentioned above.

Hedge Fund Database

6.                Review where the hedge fund business presently stands and how sales for this individual product are going. Do you need any hedge fund regulation in order to take this product to the next level?

We don’t have a separate product per se for hedge fund data and haven’t released information about sales related to the hedge fund database. We’re currently offering our hedge fund data mainly through Morningstar.com and Morningstar Direct, as well as through our Licensed Data service. In addition, Advisor Workstation Office Edition will include hedge fund data in its newest version, which we expect to release soon.

We’re still in the early stages of offering hedge fund information and have been focusing our efforts on continuing to expand the depth and breadth of our coverage in this area. We currently have more than 3,000 hedge funds in our database and plan to continue expanding that number during 2006.

While we’re always evaluating new business opportunities, we don’t think that developing our hedge fund business is contingent on more regulation in the industry. We view our hedge fund research as a natural extension of our work on other managed investment vehicles and think there’s a strong market need for independent research on this asset class.

Analyst Research

7.                Several sell-side research firms have announced plans to migrate research to lower-cost locations abroad. What are Morningstar’s plans with respect to establishing research analyst presence in low- cost areas such as India to save costs?

We’ve recently expanded our office in China to handle more of our global data processing and application development, but we don’t currently have any plans for large-scale migration of our analyst research staff. We’ve been hiring equity analysts in some markets outside of the United States; however, this is being driven by expanding our coverage on international markets rather than a desire to save costs. For example, we currently have two equity analysts based in China who are covering stocks in the local market. We also expect to send a few additional equity analysts to Europe later this year. On the mutual fund side, we have many analysts based outside of the United States.

Insider Transactions

8.                You have disclosed in the 10-Q that Cheryl Francis plans to sell all remaining shares if the stock reaches a specified price. What is that target price?

In our 10-Q report dated May 15, 2006, we included a table summarizing the 10b5-1 sales plans currently in place for our directors and executive officers. We provided this information as a voluntary disclosure.

Cheryl Francis, one of our directors, entered into a 10b5-1 plan and plans to sell up to 20,000 shares, which represents a portion of her exercisable stock options. The target price associated with any individual’s trading plan is a personal financial planning matter that we’re not planning to disclose.

Aspect Huntley Acquisition

9.                Will Ian Huntley continue to have any ongoing role in the company and specifically what will be his involvement in the Your Money Weekly Newsletters and Special Reports?

Ian Huntley is an important voice on equity investments in Australia. The successful research and newsletter business Ian has built over the past 30 years played an important role in Morningstar’s decision to acquire Aspect Huntley. Morningstar’s equity research approach is a natural fit with Aspect Huntley’s investment analysis and we see great advantages to merging these two strengths. Ian will continue to lead the voice of Aspect Huntley’s newsletters as well as continue in a leadership position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: July 7, 2006	By:	/s/ Richard E. Robbins
	Name:	Richard E. Robbins
	Title:	General Counsel and Corporate Secretary